Exhibit 99.10


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Jaco Electronics, Inc. (the "Company") on Form 10-K for the fiscal year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey
D. Gash, Executive Vice President, Finance and Secretary of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





                                       /s/ Jeffrey D. Gash
                                       ----------------------------------------
                                       Jeffrey D. Gash
                                       Executive Vice President, Finance and
                                       Secretary
                                       September 27, 2002